===============================================================================
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             Blue Chip Value Fund
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                          BLUE CHIP VALUE FUND, INC.
          1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

                                                               Denver, Colorado
                                                                 April 10, 2000

To Our Stockholders:

     It is our pleasure to invite you to your Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 9, 2000, at 12:00 noon (Mountain time). Formal notice of the meeting appears on the next page and is followed by the Proxy Statement.

     We hope you will find it convenient to attend, but we urge you, in any event, to complete and return the enclosed proxy card in the envelope provided. If you do attend, you may vote in person if you so desire.

     The Annual Report of the Blue Chip Value Fund, Inc. for the year ended December 31, 1999, has previously been mailed to stockholders of record. It is enclosed with this mailing to beneficial owners of the Fund's stock who may not have previously received it. The Annual Report is not to be considered proxy soliciting material.

                                          Sincerely,

                                          /s/ Kenneth V. Penland
                                          Kenneth V. Penland, CFA
                                          Chairman

                            YOUR VOTE IS IMPORTANT

     We consider the vote of each Stockholder important, whatever the number of shares held. If you are unable to attend the meeting in person, please sign, date, and return your proxy in the enclosed envelope at your earliest convenience. The prompt return of your proxy will save expense to your Fund.

                          BLUE CHIP VALUE FUND, INC.
          1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

                               ----------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                                               Denver, Colorado
                                                                 April 10, 2000

To the Stockholders of
 Blue Chip Value Fund, Inc.:

     The Annual Meeting of Stockholders of Blue Chip Value Fund, Inc. (the "Fund") will be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor, Denver, Colorado, on Tuesday, May 9, 2000, at 12:00 noon (Mountain time), for the following purposes:

     1. To elect two (2) Class III directors to serve until the Annual Meeting of Stockholders in the year 2003 and until the election and qualification of their successors.

     2. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Fund's independent auditors for its fiscal year ending December 31, 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The subjects referred to above are discussed in the Proxy Statement attached to this Notice. Each Stockholder is invited to attend the Annual Meeting in person. Holders of record at the close of business on March 28, 2000 are entitled to receive notice of and to vote at the Meeting. If you cannot be present at the Annual Meeting, we urge you to fill in, sign, and promptly return the enclosed proxy in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense to the Fund of further solicitation, we ask your cooperation in completing and returning your proxy promptly.


                                          /s/ W. Bruce McConnel, III
                                          W. Bruce McConnel, III
                                          Secretary

                        ANNUAL MEETING OF STOCKHOLDERS
                                      OF
                          BLUE CHIP VALUE FUND, INC.
          1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202

                               ----------------

                                PROXY STATEMENT

                               ----------------

                                                                 April 10, 2000

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Blue Chip Value Fund, Inc. (the "Fund") for use at the Fund's Annual Meeting of Stockholders to be held at the offices of Denver Investment Advisors LLC, 1225 Seventeenth Street, 26th Floor Denver, Colorado, on Tuesday, May 9, 2000, at 12:00 noon (Mountain time), and at any adjournment thereof (the "Meeting").

     Any person giving a proxy may revoke it at any time prior to its use. Signed proxies received by the Fund in time for voting and not so revoked will be voted in accordance with the directions specified therein. The Board of Directors recommends a vote FOR the election of directors as listed and FOR Proposal 2. If no specification is made, the proxy will be voted for the election of directors as listed and for Proposal 2.

     Costs of soliciting proxies will be borne by the Fund. Morrow & Co. has been retained to solicit proxies in connection with the Meeting for a fee of approximately $3,000. It is anticipated that banks, brokerage houses, and other custodians will be requested on behalf of the Fund to forward solicitation material to their principals to obtain authorizations for the execution of proxies. In addition to soliciting proxies by use of the mail, some of the officers of the Fund and persons affiliated with Denver Investment Advisors LLC, the Fund's investment adviser, may, without remuneration, solicit proxies personally or by telephone or telefax.

     On March 28, 2000, the record date for determining the Stockholders entitled to vote at the Meeting, there were outstanding 17,104,430 shares of common stock, constituting all of the Fund's outstanding voting securities. Each share of common stock is entitled to one vote. This Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed proxy are being mailed on or about April 10, 2000 to Stockholders of record on the record date.

     The Fund prepares and mails to its Stockholders financial reports on a semi-annual basis. The Fund will furnish to Stockholders upon request, without charge, copies of its Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 1999. Requests for such Annual Report should be directed to Mr. Jasper R. Frontz, Treasurer, Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202 or telephone toll-free (800) 624-4190. The Annual Report is not to be regarded as proxy soliciting material.

                     1. NOMINEES FOR ELECTION AS DIRECTORS

     The Fund's By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years and the term of one class of directors expires each year. The Board of Directors has designated two candidates, who are presently directors of the Fund, for whom proxies solicited by the Fund will be voted if requisite authority is granted.

     The following table sets forth by class the nominees and the other directors, their ages, principal occupations for the past five or more years, and any other directorships they hold in companies which are subject to the reporting requirements of the Securities Exchange Act of 1934 or are registered as investment companies under the Investment Company Act of 1940, as amended (the "1940 Act").

NOMINEES FOR CLASS III DIRECTORS--to be elected for a term of three years until the Annual Meeting in the year 2003.

KENNETH V. PENLAND, CFA*
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202
Chairman of the Board and Director of the Fund

Chairman and Executive Manager, Denver Investment Advisors LLC (since 1995); prior thereto Chairman of the Board and Director of Research, Denver Investment Advisors, Inc.; President, Westcore Funds. Age 57.

ROBERTA M. WILSON, CFA
9268 Weld County Road, #28, Platteville, Colorado 80651
Director of the Fund

Retired; until July 1998, Director of Finance, Denver Board of Water Commissioners, Denver, Colorado. Age 56.

OTHER DIRECTORS:

CLASS I DIRECTORS--term expires in the year 2001.

TODGER ANDERSON, CFA*
1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202.
Director and President of the Fund.

President and Executive Manager, Denver Investment Advisors LLC (since 1995); prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund (since 1986). Age 55.

ROBERT J. GREENEBAUM
828 Kimballwood Lane, Highland Park, Illinois 60035
Director of the Fund

Independent Consultant; Director, United Asset Management Corp., Boston, Massachusetts; former Chairman of the Board and Director, Selected American Shares, Inc. and Selected Special Shares, Inc., Santa Fe, New Mexico (until December, 1997); former Chairman of the Board and Trustee, Selected Capital Preservation Trust, Santa Fe, New Mexico (until December, 1997). Mr. Greenebaum provides consulting services from time to time to Denver Investment Advisors LLC. Age 82.

CLASS II DIRECTORS--term expires in the year 2002.

ROBERT M. INMAN
1450 South Clayton Street, Denver, Colorado 80210
Director of the Fund

Real Estate Investment Advisor and Consultant (since 1988) (real estate development and construction); former Director, First National Bank of Parker, N.A., Parker, Colorado. Age 60.
--------
* Messrs. Anderson and Penland are "interested persons" of the Fund, as that term is defined in the 1940 Act, because Messrs. Anderson and Penland are officers and executive managers of the investment adviser and officers and directors of the Fund.

RICHARD C. SCHULTE
34507 Squaw Pass Road, Evergreen, Colorado 80439
Director of the Fund

Private Investor; until 1996, President, Transportation Service Systems, Inc. (since 1993); Employee, Southern Pacific Lines, Denver, Colorado (since 1993). Prior thereto, Employee, Rio Grande Industries, Denver, Colorado (holding company) (since 1991), Vice President Finance and Treasurer, Rio Grande Holdings, Inc., Denver, Colorado (since 1990), and Vice President, Denver & Rio Grande Western Railroad Company, Denver, Colorado. Age 55.

     Messrs. Penland and Inman and Ms. Wilson have served as directors of the Fund since its organization and were elected by the initial Stockholders of the Fund. Mr. Schulte has served as a director of the Fund since October 21, 1987 when he was appointed to the Board to fill a vacancy created when the Board, in accordance with the Fund's By-Laws, increased the number of directors comprising the Board from three to four. Mr. Greenebaum was elected to the Board of Directors at the 1988 Annual Meeting of Stockholders to fill a vacancy created when the number of directors was increased from four to six. Mr. Anderson, who has been President of the Fund since its organization, previously served as a director of the Fund from May 12, 1988 to March 31, 1995. Mr. Anderson resigned on March 31, 1995 because of a change in control of the Fund's investment adviser, and in order to comply with the provisions of Section 15(f) of the 1940 Act that at least 75% of the directors of the Fund were required to be disinterested directors for a period of three years following the change in control. Mr. Anderson was re-elected to the Board of Directors at the 1998 Annual Meeting of Stockholders.

     No director or officer of the Fund who is also a director, officer, or employee of the investment adviser or any of its parents, received any remuneration from the Fund during 1999. The other directors taken as a group were either paid or had accrued directors' fees for 1999 from the Fund in the aggregate amount of $46,500.

     In 1999 the directors received an annual retainer of $6,000 for serving as directors, plus a meeting fee of $1,500 for each regular Board meeting attended. The Fund expects the basis of such compensation will be the same during 2000. The Board of Directors held four regularly scheduled meetings during the year ended December 31, 1999. Each of the directors, except for Mr. Anderson, attended at least 75% of the meetings. Mr. Anderson attended 50% of the meetings.

     The following table provides information concerning the compensation of each of the Fund's directors for services rendered during the Fund's fiscal year ended December 31, 1999:

                              COMPENSATION TABLE

                                                                             Total
                                          Pension or                      Compensation
                          Aggregate   Retirement Benefits    Estimated     From Fund
                         Compensation Accrued As Part of  Annual Benefits   Paid to
Name of Person            From Fund      Fund Expenses    Upon Retirement  Directors
--------------           ------------ ------------------- --------------- ------------
Todger Anderson.........   $   -0-           $ -0-             $ -0-        $   -0-
Robert J. Greenebaum....   $12,000           $ -0-             $ -0-        $12,000
Robert M. Inman.........   $10,500           $ -0-             $ -0-        $10,500
Kenneth V. Penland......   $   -0-           $ -0-             $ -0-        $   -0-
Richard C. Schulte......   $12,000           $ -0-             $ -0-        $12,000
Roberta M. Wilson.......   $12,000           $ -0-             $ -0-        $12,000

     Drinker Biddle & Reath LLP, of which W. Bruce McConnel, III, Secretary of the Fund, is a partner, received legal fees during the fiscal year ended December 31, 1999 for services rendered as the Fund's legal counsel.

     The Fund has a standing Audit Committee of the Board composed of Messrs. Greenebaum, Inman and Schulte, and Ms. Wilson. The functions of the Audit Committee are to meet with the Fund's independent auditors to review the scope and findings of the annual audit, discuss the Fund's accounting policies, discuss any recommendation of the independent auditors with respect to the Fund's management practices, review the impact of changes in accounting standards upon the Fund's financial statements, recommend to the Board of Directors the selection of independent auditors, and perform such other duties as may be assigned to the Audit Committee by the Board of Directors. The Audit Committee met one time in 1999, and all members of the Audit Committee were present.

     The Fund has a Nominating Committee comprised of Messrs. Greenebaum, Inman and Schulte, and Ms. Wilson. The Nominating Committee is responsible for the selection and nomination of candidates to serve as directors. Although the Nominating Committee expects to be able to find an adequate number of candidates to serve as directors, the Nominating Committee is willing to consider nominations received from Stockholders at the address on the front of this Proxy Statement. In order for any other person to be nominated for election to the Board of Directors at this Meeting, the By-Laws require the proposed nominee to notify the Fund in writing by the tenth day following the day on which notice of the Meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed on April 10, 2000, and, if such occurs, any such notice must be received by the Fund on or before April 20, 2000. The Nominating Committee did not meet during the fiscal year ended December 31, 2000.

     Section 30(f) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934 require the Fund's directors and officers, certain affiliated persons of the investment adviser, and persons who own more than ten percent of the Fund's shares to file with the Securities and Exchange Commission and the New York Stock Exchange initial reports of ownership and reports of changes in ownership of shares of the Fund. Specific due dates for these reports have been established and the Fund is required to disclose in this Proxy Statement any failure to file by the specific due dates. To the Fund's knowledge, all of these filing requirements were satisfied during 1999. In making these disclosures, the Fund has relied on copies of reports that were furnished to it and written representations of its directors, officers and investment adviser.

     The Board of Directors recommends that Stockholders vote FOR the election of Mr. Penland and Ms. Wilson as Class III directors to serve until the Annual Meeting of Stockholders in the year 2003 and until the election and qualification of their successors.

            2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

     The Stockholders are asked to act upon a proposal to ratify the appointment by the directors of Deloitte & Touche LLP ("Deloitte & Touche") as the Fund's independent auditors for the fiscal year ending December 31, 2000.

     On February 8, 2000, Ernst & Young LLP ("Ernst & Young") resigned as the Fund's independent auditors. During the Fund's two most recent fiscal years ended December 31, 1999 and 1998, Ernst & Young's reports on the Fund's financial statements contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the Fund's two most recent fiscal years ended December 31, 1999 and 1998 and the interim period commencing January 1, 2000 and ending February 8, 2000, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the financial statements for such years. During the Fund's two most recent fiscal years and the subsequent interim period ended February 8, 2000, there were no events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

     On February 8, 2000, after recommendation by the Board's Audit Committee, the Fund, by action of its Board of Directors, including a majority of the members of the Board of Directors who are not "interested persons" of the Fund (as that term is defined in the 1940 Act), selected Deloitte & Touche as the independent auditors to audit the Fund's financial statements for the fiscal year ending December 31, 2000. During the Fund's two most recent fiscal years ended December 31, 1999 and 1998 and the subsequent interim period ended February 8, 2000, neither the Fund nor anyone on its behalf has consulted Deloitte & Touche on items which (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph
(a)(1)(v) of said Item 304).

     Representatives of Ernst & Young are not expected to be present at the Meeting. Representatives of Deloitte & Touche are expected to be present at the Meeting with the opportunity to make a statement, if they desire to do so, and be able to respond to appropriate questions from Stockholders.

     The Board of Directors recommends that Stockholders vote FOR the ratification of Deloitte & Touche as the Fund's independent auditors for its fiscal year ending December 31, 2000.

               VOTES REQUIRED FOR THE ELECTION OF DIRECTORS AND
                      APPROVAL OF MATTERS AT THE MEETING

     A quorum for the transaction of business at the Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of common stock of the Fund. If a Proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. In the election of directors, the nominees receiving the highest number of votes cast at the Meeting will be elected, assuming that each receives the votes of a majority of the outstanding shares of common stock. The withholding of voting authority with respect to the election of a director means that the shares withheld will not be counted toward the required majority. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the votes cast at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. An abstention will have no effect (i.e., will not be considered a vote "for" or " against") with respect to Proposal 2.

                               3. OTHER BUSINESS

     The Management of the Fund does not know of any other matters to be brought before the Meeting. If such matters are properly brought before the Meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting thereunder. To propose any business for consideration at this Meeting (other than matters included in this Proxy Statement), the By-Laws require a Stockholder to notify the Fund in writing by the tenth day following the day on which notice of the meeting is mailed and to provide such written information to the Fund as its Secretary may reasonably require. This Proxy Statement is expected to be mailed to Stockholders on April 10, 2000, and, if such occurs, any such notice must be received by the Fund on or before April 20, 2000.

                            ADDITIONAL INFORMATION

Investment Adviser

     Denver Investment Advisors LLC ("DIA") serves as investment adviser for the Fund and is located at 1225 Seventeenth Street, 26th Floor, Denver, CO 80202.

Co-Administrators

     DIA and ALPS Mutual Funds Services, Inc. ("ALPS") serve as co-administrators for the Fund. ALPS is located at 370 Seventeenth Street, Suite 3100, Denver, CO 80202.

Management

     Information concerning the names, ages, positions with the Fund, current affiliations, and principal occupations of the principal officers of the Fund, other than Messrs. Anderson and Penland, is set out below. Information concerning Messrs. Anderson and Penland is set forth on page 2.

W. BRUCE McCONNEL, III
Secretary of the Fund

Partner of the law firm of Drinker Biddle & Reath LLP, Philadelphia, Pennsylvania. Age 57.

JASPER R. FRONTZ, CPA
Treasurer of the Fund

Director of Mutual Fund Administration, Denver Investment Advisors LLC (since
1997); prior thereto, Fund Controller, ALPS Mutual Fund Services, Inc. (1995-
1997); Senior Accountant, Deloitte & Touche LLP (1991-1995); Treasurer, Westcore Funds (since 1997); Registered Representative, ALPS Mutual Fund Services, Inc. (since 1995). Age 31.

     Officers of the Fund are elected by the Board of Directors and, subject to the earlier termination of office, each officer holds office for the term of one year and until his or her successor is elected and qualified. Messrs. Penland, Anderson and McConnel have served as officers of the Fund since its inception and were initially elected at the organizational meeting of the Fund on February 4, 1987. Mr. Frontz has served as an officer of the Fund since November 11, 1997.

Security Ownership

     The following table sets forth, as of January 31, 2000, beneficial ownership of the Fund's shares by (1) each director and (2) all directors and officers as a group:

                                                   Number of Shares     Percent
Name                                            Beneficially Owned(/1/) of Class
----                                            ----------------------- --------
Kenneth V. Penland.............................         217,008(/2/)      1.3%
Robert J. Greenebaum...........................          12,935            *
Robert M. Inman................................           1,225            *
Richard C. Schulte.............................           2,476(/3/)       *
Roberta M. Wilson..............................           3,563(/4/)       *
Todger Anderson................................         103,122            *
All directors and officers as a group..........         340,329           2.0%

--------
(/1/)Unless otherwise indicated the beneficial owner has sole voting and investment power.
(/2/)Including 62,437 shares held by Mr. Penland, 85,687 shares owned by Mr.
     Penland's wife, 24,504 shares jointly owned by Mr. Penland and his wife, and 44,380 shares owned in a trust for Mr. Penland's daughter.
(/3/)These shares include 1,351 that are owned by Mr. Schulte's wife. (/4/)These shares are owned jointly by Ms. Wilson and her husband.
(*) Less than 1%.

Stockholder Proposals--Annual Meeting in the Year 2001

     A Stockholder who intends to present a proposal which relates to a proper subject for Stockholder action at the Annual Meeting of Stockholders in the year 2001, and who wishes such proposal to be considered for inclusion in the Fund's proxy materials for such meeting, must cause such proposal to be received, in proper form, at the Fund's principal executive offices no later than November 30, 2000. Any such proposals, as well as any questions relating thereto, should be directed to the Fund to the attention of its President.

April 10, 2000

     Stockholders who do not expect to be present at the Meeting and who wish to have their shares voted are requested to date and sign the enclosed proxy and return it in the enclosed envelope. No postage is required if mailed in the United States.

                              FORM OF PROXY CARD

                          BLUE CHIP VALUE FUND, INC.


     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF BLUE CHIP VALUE FUND, INC. (THE "FUND") FOR USE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2000 AT 12:00 NOON AT THE OFFICES OF DENVER INVESTMENT ADVISORS LLC, 1225 SEVENTEENTH STREET, 26TH FLOOR, DENVER, COLORADO.


     The undersigned hereby appoints Steven G. Wine and Louis J. Kahanek, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and all adjournments thereof, all shares of common stock held of record by the undersigned on the record date for the Meeting, upon the following matters, and upon any other matter which may properly come before the Meeting, at their discretion.


     1.   Election of Directors:   Kenneth V. Penland
                                   Roberta M. Wilson


          ____ FOR both nominees listed above (except as marked to the contrary)


          ____ WITHHOLD AUTHORITY to vote for both nominees listed above


               (INSTRUCTION: To withhold authority to vote for any individual nominee, write the name on the line provided below.)


                      __________________________________

     2. Proposal to ratify the selection of Deloitte & Touche LLP as independent auditors for the Fund for its fiscal year ending December 31, 2000.


          ____ FOR                 ____ AGAINST                 ____ ABSTAIN

     3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.


     Every properly signed proxy will be voted in the manner specified hereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR the election of directors and FOR Proposal 2.


                                        PLEASE SIGN, DATE AND RETURN PROMPTLY.
                                        Receipt of Notice of Annual Meeting and
                                        Proxy Statement is hereby acknowledged.




                                        Sign here exactly as name(s) appear(s)
                                        on left



                                        Date:
                                        IMPORTANT - Joint owners must EACH sign.
                                        When signing as attorney, trustee,
                                        executor, administrator, guardian, or
                                        corporate officer, please give your FULL title.


                                     - 2 -